SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2009
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

Certain References

References in this Report to “we,” “us,” “our,” "General Finance" or the “Company” refer to General Finance Corporation, a Delaware corporation (the “Company”), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation (“GFNNA”), GFN Mobile Storage Inc., a Delaware corporation (“GFNMS”), Pac-Van, Inc., an Indiana corporation ("Pac-Van"), GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”), GFN Australasia Holdings Pty Limited, an Australian corporation (“GFN Holdings”), GFN Australasia Finance Pty Limited, an Australian corporation (“GFN Finance”), and RWA Holdings Pty Limited, an Australian corporation (“RWA”). RWA and its subsidiaries are collectively referred to in this Report as “Royal Wolf.”

		Page
Item 1.01	Entry Into a Material Definitive Agreement	1

Item 3.01	Unregistered Sales of Equity Securities	1

Item 8.01	Other Events	2

Item 9.01	Financial Statements and Exhibits	3

EXHIBIT 10.1

EXHIBIT 10.2

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

First Amendment to Stockholders Agreement

In connection with the acquisition of Pac-Van, Ronald F. Valenta, Ronald L. Havner, Jr. and D.E. Shaw Laminar Portfolios, L.L.C. ("D.E. Shaw") entered into that certain Stockholders Agreement dated October 1, 2008 (the “Stockholders Agreement”).  The Stockholders Agreement prohibited two of its directors, Ronald F. Valenta and Ronald L. Havner, Jr., and a mezzanine debt holder, D. E. Shaw, from purchasing additional shares of General Finance common stock prior to June 30, 2009.

In light of continuing stock market volatility, on March 31, 2009, General Finance, D.E. Shaw and Messrs. Valenta and Havner entered into that certain First Amendment to Stockholders Agreement (“First Amendment”) that will permit Mr. Valenta, Mr. Havner and D.E. Shaw to purchase additional shares of General Finance common stock prior to June 30, 2009, provided that certain conditions were met: (1) prior to June 30, 2009 the stockholders would not purchase 50% or more of the outstanding shares of common stock of the Company; (2) between March 31, 2009 and June 30, 2009 the stockholders would not spend more than $1 million to purchase outstanding shares of common stock of the Company; (3) prior to June 30, 2009 the stockholders would suspend open market purchases of the Company’s common stock if the Company commenced a public offering of securities; and (4) the stockholders and the Company would issue a press release that publicly discloses the First Amendment prior to commencement of any purchases permitted by the First Amendment.

The foregoing description of the First Amendment is qualified in its entirety by the First Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Letter Agreement

Mr. Valenta executed and delivered to Mr. Havner a Letter Agreement dated March 30, 2009 under which Mr. Valenta promised not to sell his General Finance securities for four years without the prior consent of Mr. Havner.

The foregoing description of the Letter Agreement is qualified in its entirety by the Letter Agreement, which is attached hereto as Exhibit 10.2 hereto and is incorporated by reference herein.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

The Company is conducting a private placement of Series A 12.5% Cumulative Preferred Stock, par value $0.0001 per share and liquidation preference of $50 per share (“Series A Preferred Stock”), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder pursuant to which it seeks to raise an aggregate amount of $15,000,000 (the “Offering”).

On April 1, 2009, the Company completed the second closing of the Offering pursuant to stock purchase agreements dated April 1, 2009.  Total proceeds from the second closing were approximately $70,000.  Pursuant to the Certificate of Designation for the Series A Preferred Stock, each share of Series A Preferred Stock will pay cumulative cash distributions at a rate of 12.5% per annum, subject to declaration by the board of directors of the Company.  The Series A Preferred Stock is not convertible into common stock.

The Company intends to use the proceeds from the Offering to acquire portable storage companies in the United States through its subsidiary GFNMS, to acquire portable storage companies in new markets outside of the United States and Australia and for general corporate purposes of the Company. We may also use the net proceeds of this offering to grow the business of its subsidiary Royal Wolf in Australia, New Zealand or other markets or to grow the business of Pac-Van in the United States or other markets, in each case through a variety of means which could include repayment of amounts outstanding under a senior secured loan facility or subordinated debt, investment in lease fleet or sales inventory, the completion of additional acquisitions or use of such funds for general corporate purposes.

The Series A Preferred Stock sold offering in the Offering has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Based on the representations made in the transaction documents, the Company believes that the purchasers of Series A Preferred Stock are “accredited investors,” as such term is defined in Rule 501(a) promulgated under the Securities Act. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any the Company’s securities, nor will there be any sale of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

ITEM 8.01 OTHER EVENTS

On April 1, 2009 we issued a press release announcing the amendment to the Stockholders Agreement.

A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

General Finance will make presentations from time to time during the period prior to the filing of its Quarterly Report on Form 10-Q in May 2009.  The materials for the presentations to investors are furnished hereunder as Exhibit 99.2.

In accordance with general instruction B.2 to Form 8-K, information in this Item 8.01 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1	First Amendment to Stockholders Agreement dated March 31, 2009

10.2	Letter Agreement dated March 30, 2009

99.1	Press Release dated April 1, 2009

99.2	General Finance Corporation Investor Presentation dated April 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: April 1, 2009	By:	/s/ Christopher A. Wilson
General Counsel, Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	First Amendment to Stockholders Agreement dated March 31, 2009

10.2	Letter Agreement dated March 30, 2009

99.1	Press Release dated April 1, 2009

99.2	General Finance Corporation Investor Presentation dated April 2009